SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):       December 16, 2004

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN		56538-0496

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:       (866) 410-8780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Signature

Item 8.01 Other Events

     On December 16, 2004, Standard and Poor’s Ratings Services lowered its ratings of the Company’s senior unsecured debt from A- to BBB+ and retained a negative outlook. Moody’s Investor Service presently rates the Company’s senior unsecured debt as A2 with a negative outlook.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: December 21, 2004	By	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer and Treasurer

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